EXHIBIT 32.1

                  SECTION 906 CERTIFICATION OF FRANK
AIELLO


                        CERTIFICATION OF PERIODIC REPORT

     In connection with the Periodic Report of Cal Alta Auto Glass, Inc.,(the "Company") on Form 10-QSB for the period ending June
30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Aiello, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The Report fully complies with the requirements of section
13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: August 8, 2007                By: /s/ Frank Aiello
                                        -------------------
                                            Frank Aiello
                                            President/CEO/Principal
Accounting Officer/ Dir.